UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Mercer International Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders on May 30, 2025. At this meeting, shareholders were requested to (1) elect a board of directors; (2) approve, on a non-binding advisory basis, the Company’s executive compensation; (3) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm; and (4) approve an amendment to the Mercer International Inc. Amended and Restated 2022 Stock Incentive Plan, all of which were described in more detail in the Company’s 2025 Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 17, 2025. The results of voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1: Election of Directors.

All of the ten nominees for the Company’s board of directors were elected, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Juan Carlos Bueno	50,631,843	53,127	81,667	9,777,617
William D. McCartney	50,456,891	228,036	81,710	9,777,617
James Shepherd	50,457,454	227,215	81,968	9,777,617
Alan C. Wallace	50,633,944	50,725	81,968	9,777,617
Linda J. Welty	50,532,982	151,976	81,679	9,777,617
Rainer Rettig	50,530,172	154,497	81,968	9,777,617
Alice Laberge	50,637,143	47,816	81,678	9,777,617
Janine North	50,529,725	155,233	81,679	9,777,617
Thomas Kevin Corrick	50,635,254	49,415	81,968	9,777,617
Markwart von Pentz	50,636,377	48,292	81,968	9,777,617

Proposal 2: Advisory Vote on Executive Compensation.

The non-binding resolution approving the Company’s executive compensation was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
50,455,258	118,623	192,756	9,777,617

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm.

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2025 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
60,226,408	206,197	111,649	0

Proposal 4: Approval of an amendment to the Company’s Amended and Restated 2022 Stock Incentive Plan.

An amendment to the Company’s Amended and Restated 2022 Stock Incentive Plan was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
49,392,165	1,279,309	95,163	9,777,617

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

By:	/s/ Richard Short
Richard Short
Chief Financial Officer

Date: May 30, 2025